Exhibit 10.9

EXECUTION VERSION

AMENDMENT NO. 7 TO AND WAIVER OF
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

(First Lien)

AMENDMENT NO. 7 TO AND WAIVER OF SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 22,2010 (this “Amendment”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent (the “Agent”), Issuing Bank, Swing Lender and a Lender, and the other LENDERS party hereto.

WITNESSETH:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11, 2008 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 14,2008, that certain Waiver and Modification to Second Amended and Restated Credit Agreement, dated as of May 30, 2008, that certain Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement, dated as of June 20, 2008, that certain Amendment No. 3 and Authorization, dated as of January 22, 2009, that certain Amendment No. 4 and Modification and Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of June 18, 2009, that certain Amendment No. 5 to Second Amended and Restated Credit Agreement, dated as of February 23, 2010, and that certain Amendment No. 6 to and Waiver of Second Amended and Restated Credit Agreement, dated as of May 27,2010, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain terms and conditions; terms not otherwise defined herein are used as defined in the Existing Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects, waive certain requirements in the Existing Credit Agreement and consent to certain actions, and the Lenders agree, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement, to waive certain requirements in the Existing Credit Agreement and to consent to certain actions as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.             AMENDMENTS.  Upon satisfaction of the conditions set forth in Section 4 below, effective as of the Amendment No. 7 Effective Date (as defined below), the Existing Credit Agreement shall be amended in the manner set forth below:

a.             The grid in Subsection 1.7.2 (Excess Cash Flow) is hereby amended and restated in its entirety to read as follows:

“If the Total Leverage Ratio is:	Then the Applicable Recapture Rate is:

Greater than or equal to 3.5:1.0	50%

Less than 3.5:1.0	0%”

b.             Subsection 5.1.1 (Delivery of Monthly Financial Report) is hereby amended and restated in its entirety to read as follows:

“Delivery of Monthly Financial Report.  As soon as practicable and in any event within forty-five (45) days after the close of each of the first eleven Accounting Months of each year, the Borrower shall deliver to the Agent management-prepared profit and loss statements of the Borrower and its Subsidiaries on a Consolidated basis and broken down by location and Product Group for such Accounting Month in substantially the form of Exhibit N attached hereto.”

c.             Exhibit N (Form of Monthly Financial Report) is amended and restated in the form attached to this Amendment as Exhibit A.

d.             Section 6.1 (Net Worth) is hereby amended by deleting the phrase “85% of Closing Date Net Worth” and replacing it with “75% of Net Worth as of February 28, 2010”.

e.             The grid in Section 6.2 (Fixed Charge Coverage Ratio) is hereby amended and restated in its entirety to read as follows:

“Fiscal Quarters Ending	Fixed Charge Coverage Ratio

3/1/10 through 2/29/12	1.05:1.00

3/1/12 and thereafter	1.15:1.00”

f.              Subsection 6.3.2 (EBITDA Leverage Ratio) is hereby deleted in its entirety, and Subsection 6.3.1 (Total Leverage Ratio) is hereby renumbered as Section 6.3 and amended and restated in its entirety as follows:

“6.3.  Total Leverage Ratio.  As at the end of each fiscal quarter specified below, the Borrower and its Subsidiaries, on a Consolidated basis, shall maintain a Total Leverage Ratio of no more than the ratio specified below for such fiscal quarter:

Fiscal Quarters Ending	Total Leverage Ratio

3/1/10 through 8/31/11	5.50:1.00

9/1/11 through 8/31/12	5.15:1.00

9/1/12 and thereafter	4.75:1.00

This covenant shall be tested as at the end of each fiscal quarter.”

g.             Clause (h) of Subsection 7.1.1 (Indebtedness - In General) is hereby amended by deleting the phrase “other unsecured Indebtedness” and replacing it with “unsecured Indebtedness (other than any unsecured Indebtedness otherwise described in this Subsection)”.

h.             Clause (j) of Subsection 7.1.1 (Indebtedness - In General) is hereby amended and restated in its entirety as follows:

“(j)          the Permitted Unsecured Indebtedness in an aggregate outstanding principal amount not to exceed $250,000,000 issued or incurred on or about the Amendment No. 7 Effective Date; and”

i.              Clause (h) of Subsection 7.2.2 (Negative Pledge) is hereby amended and restated in its entirety as follows:

“(h)         restrictions imposed under the documents governing any Permitted Unsecured Indebtedness, provided, that such restrictions do not limit the Liens securing the Secured Obligations or any refinancing thereof.”

j.              Section 7.22 (Payment of Subordinated Indebtedness; Second Lien Indebtedness) is hereby amended by replacing the words “Second Lien Indebtedness” in the caption thereof with the words “Permitted Unsecured Indebtedness” and by amending and restating such Section in its entirety as follows:

“The Borrower will not, and Borrower will not permit any of its Subsidiaries to, make any payment or prepayment, whether in respect of principal, interest, fees, expenses or otherwise, or any redemption, retirement, purchase or other acquisition, direct or indirect, in respect of any subordinated Indebtedness.  The Borrower shall not, and the Borrower shall not permit any of its Subsidiaries to, prepay, retire, redeem, repurchase, defease or exchange the principal of the Permitted Unsecured Indebtedness or make any other principal payment in respect of Permitted Unsecured Indebtedness.”

k.             Section 7.24 (Limitations on Certain Restrictive Provisions) is hereby amended by:

(x)            inserting the following phrase immediately prior to clause (b) of such Section: “, in each case, other than restrictions under the documents governing Permitted Unsecured Indebtedness in respect of advances or transfers to a Subsidiary that is not a guarantor of the Permitted Unsecured Indebtedness;”; and

(y)           deleting “or in the Second Lien Credit Agreement” and adding the following phrase at the end thereof: “; provided, however, the documents governing any Permitted Unsecured Indebtedness may limit the maximum principal amount of any refinancing of the Obligations or maximum principal amount of the Obligations in any amendments hereto to an amount not less than $300,000,000 (as such amount may be reduced by mandatory prepayments in connection with any asset sales).”

l.              Subsection 8.1.3 (Cross-Default to Indebtedness) is amended by adding the following at the end thereof: “including the exercise of any put right of holders of the Permitted Unsecured Indebtedness.”

m.            Section 9.1 (Defined Terms) is hereby amended by adding the following definitions in their correct alphabetical order:

“Amendment No. 7 Effective Date: means the date when all of the conditions set forth in Section 4 of Amendment No. 7 to and Waiver of the Agreement, dated as of June 22, 2010, among the Borrower, the Guarantors and the Lenders signatory thereto, have occurred.

Permitted Unsecured Indebtedness: means any unsecured Indebtedness issued or incurred by the Borrower and any guarantees thereof by the Subsidiaries provided that (a) the terms thereof do not provide for any scheduled repayment, mandatory redemption, mandatory prepayment or sinking fund obligations prior to the date that is 180 days after the Maturity Date (other than (i) customary offers to repurchase or mandatory prepayment provisions applicable upon a change of control or asset sale events (provided that such provisions shall not constitute a waiver of Section 7.22 (Payment of Subordinated Indebtedness; Permitted Unsecured Indebtedness) and, in the case of asset sale events, shall provide that the proceeds of such asset sales may be used to prepay the Secured Obligations prior to any payment of the

Permitted Unsecured Indebtedness) and (ii) customary acceleration rights after an event of default), (b) the covenants and events of default are not in any respect material to the Lenders more restrictive to the Borrower and its Subsidiaries than those herein, and (c) no Person shall guarantee such indebtedness unless such person shall also have entered into a Subsidiary Suretyship hereunder.”

n.             The definition of “Average Indebtedness” in Section 9.1 (Defined Terms) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Average Indebtedness: for any period, means, (a) with respect to Indebtedness under the RC Commitment, (i) the average daily outstanding principal amount of the RC Loans during such period less (ii) if such period ends within twelve Months of the Amendment No. 7 Effective Date, the amount of net proceeds of Permitted Unsecured Indebtedness applied on the Amendment No. 7 Effective Date to prepay the RC Loans outstanding on such date and, (b) with respect to all other Indebtedness, including, without limitation, Indebtedness in respect of the Pre-Qualification Line, the outstanding principal amount of such Indebtedness (or the equivalent amount for lease obligations) at the end of such period.”

o.             The definition of “Capital Expenditures” in Section 9.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by deleting the proviso at the end of such definition and replacing it with the following:

“provided, however, that the purchase price of any of the following shall not constitute a Capital Expenditure: (i) a Permitted Acquisition, and (ii) an addition to the rental fleet (less the proceeds resulting from the sale of any portion of the rental fleet).”

p.             The definition of “Cumulative Net Income” in Section 9.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by deleting the reference therein to “2007” and replacing it with “2010”.

q.             The definition of “Net Worth” in Section 9.1 (Defined Terms) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Net Worth: the excess of total assets over total liabilities (each to be determined in accordance with GAAP).”

r.              The definition of “Permitted Acquisitions” in Section 9.1 (Defined Terms) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Acquisitions:

(a)           the BCS Acquisition,

(b)           the Stabler Acquisition,

(c)           an acquisition of real property or buildings so long as the below clauses (i) through (iii), (v), (viii) and (xii)of this definition are satisfied,

(d)           an acquisition or development of plants, a plant upgrade or the development of quarries (each being deemed an “acquisition” for the purposes of this definition) to the extent that such acquisition adds capacity above current operations and so long as the below clauses (i) through (iii), (v), (ix) and (xii) of this definition are satisfied, or

(e)           an acquisition by the Borrower or any Subsidiary of the Borrower of the Capital Stock or all (or any substantial part for which audited financial statements or other financial information satisfactory to the Agent is available) of the assets or property of another Person (including by merger or consolidation or by incorporation of a new Subsidiary) for up to the fair market value of the Capital Stock or property or assets so acquired so long as the below clauses (i) through (viii) and (x) through (xii) of this definition are satisfied;

provided, that as specified in clauses (c) through (e) above:

i.              the Capital Stock or property or assets acquired in such acquisition relates to a Permitted Business engaged in on the Closing Date;

ii.             the representations and warranties made by the Borrower and its Subsidiaries in each Loan Document shall be true and correct in all material respects at and as of the date of such acquisition (as if made on such date after giving effect to such acquisition), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects at and as of such earlier date);

iii.            in the case of an acquisition of the Capital Stock of another Person, the Capital Stock acquired shall constitute 100% of the total voting securities and economic ownership interest of the issuer thereof;

iv.            the board of directors (or other comparable governing body) of the target shall have duly approved such acquisition;

v.             no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such acquisition;

vi.            the Borrower shall have delivered to the Agent no fewer than five (5) Business Days prior to the date of the proposed acquisition (or such shorter period as the Agent may approve in writing) a pro forma Officer’s Compliance Certificate demonstrating that, upon giving effect to such acquisition on a pro forma basis (with pro forma adjustments satisfactory to the Agent), (A) the Borrower shall be in compliance with all of the financial covenants set forth in Article 6 (Financial Covenants) as of the last day of the most recent period of four consecutive fiscal quarters of the Borrower which precedes or ends on the date of such acquisition and the Agent shall have received the consolidated financial information of the type required under Subsections 5.1.2 (Delivery of Quarterly Financial Statements) and 5.1.3

(Delivery of Annual Financial Statements) for the most recent fiscal quarter and the most recent three fiscal years, respectively, or, if such information is not available for such periods, then such periods as the Agent shall require and, (B) the Borrower shall be able to comply with the annual Clean-down Period;

vii.           the Borrower will have minimum availability under the RC Commitment of not less than $50,000,000 upon giving effect to such acquisition;

viii.          the aggregate consideration (whether paid in cash, notes or other assets) for all such acquisitions permitted in clauses (c) and (e) above in any fiscal year shall not exceed an amount equal to $30,000,000;

ix.            in the case of the above clause (d) in this definition of Permitted Acquisitions, the aggregate consideration (whether paid in cash, notes or other assets) for all such acquisitions in any fiscal year shall not exceed an amount equal to $12,500,000;

x.             except in the case of the acquisition of the Specified Quarry Acquisition, the entity or line of business so acquired shall have generated Consolidated EBITDAR (computed in accordance with the definition thereof in this Section 9.1 (Definitions) for the entity or line of business so acquired) of not less than $500,000 for the period of four consecutive fiscal quarters which precedes or ends on the date of such acquisition;

xi.            the Borrower shall have delivered to the Agent no fewer than five (5) Business Days prior to the date of the proposed acquisition (or such shorter period as the Agent may approve in writing), in form and substance reasonably satisfactory to the Agent, copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates and other documents reasonably requested by the Agent; and

xii.           after giving effect to such acquisition, substantially all of the property and assets acquired, or if it is an acquisition of Capital Stock of a Person, substantially all of the equity and property and assets of such Person, shall be pledged to the Agent pursuant to the Loan Documents.”

s.             Section 9.1 (Defined Terms) is hereby amended by deleting the definitions of “EBITDA Leverage Ratio”, “Intel-creditor Agreement”, “Second Lien Administrative Agent”, “Second Lien Credit Agreement”, “Second Lien Facility”, “Second Lien Indebtedness” and “Second Lien Lenders” and the Credit Agreement and each other Loan Document shall be interpreted as if all references therein to such terms were deleted.

2.             WAIVERS AND CONSENTS.  Subject to the conditions set forth in Section 4 below, the Agent and Lenders hereby:

a.             Waive the notice requirements of Subsection 1.5.6 (Voluntary Prepayment) and Subsection 1.6.3 (Voluntary Prepayments of Term Loans) solely with respect to the application of the net proceeds of the Permitted Unsecured Indebtedness to prepay in part the RC Loans and the, Term Loans;

b.             Waive the requirements of Subsection 1.7.1 (Issuance of Debt or Equity) with respect to the application of the net proceeds of the Permitted Unsecured Indebtedness on the Amendment No. 7 Effective Date;

c.             Waive the requirements of Subsection 1.7.5 (Term Loan B Opt-Out) of the Credit Agreement solely in respect of the partial prepayment of Term Loan B with net proceeds of the Permitted Unsecured Indebtedness; and

d.             Consent to the prepayment in full of the Second Lien Indebtedness with the net proceeds of the Permitted Unsecured Indebtedness, notwithstanding the provisions of Section 7.22 (Payment of Subordinated Indebtedness; Second Lien Indebtedness) or any other provision of the Credit Agreement or any other Loan Document.

3.             REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement, to waive certain requirements in the Existing Credit Agreement and to consent to certain actions in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

a.             As of the date hereof, after giving effect to the amendments, waivers and consents contained herein, no Default or Event of Default has occurred and is continuing;

b.             Each of the representations and warranties of the Borrower and the other Loan Parties made herein and in the other Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments, waivers and consents contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

c.             The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower;

d.             No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution, delivery and/or performance of this Amendment and/or the enforceability hereof.  Upon satisfaction of the conditions set forth in Section 4, this Amendment will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof; and

e.             All Secured Obligations are due and payable without setoff or counterclaim and the Loan Parties have no claims against the Agent or Lenders.

4.             EFFECTIVENESS. (A) The amendments, waivers and other modifications of the Existing Credit Agreement set forth herein (including but not limited to the issuance of the Permitted Unsecured Indebtedness in accordance with the terms hereof) shall be approved and consented to by the Lenders, the Issuing Bank, the Swing Lender and the Agent as of the date hereof upon the satisfaction of items (a) through (d) below and (B) such amendments, waivers and other modifications shall become effective upon the satisfaction of items (a) through (g) below (the “Amendment No. 7 Effective Date”); provided, that if items (a) through (g) below are not satisfied before the date set forth in item (e) below, the Lenders approval and consent of the amendments, waivers and other modifications of the Existing Credit Agreement set forth herein shall be withdrawn and the Existing Credit Agreement shall not be modified or amended as contemplated herein:

a.             The Agent shall have executed this Amendment and received counterparts of this Amendment duly executed and delivered on behalf of the Loan Parties and the Majority Lenders;

b.             The Agent shall have received payment by the Borrower of all invoiced out-of-pocket fees, costs, expenses and other amounts required to be paid by the Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents to the extent such invoices shall have been delivered prior to the date the conditions in clause (a) above are satisfied;

c.             The Borrower shall have paid to the Agent an amendment fee in an amount equal to 10 bps, for the account of each of the Lenders (based on each Lender’s outstanding Term Loans and RC Commitment) who shall have executed and delivered its signature page to this Amendment no later than the time specified, and in accordance with the instructions set forth on Annex A hereto;

d.             The Agent shall have received such other information as it shall have reasonably requested prior to the date the conditions in clause (a) above are satisfied;

e.             The Borrower shall have completed the issuance of at least $200,000,000 in principal amount of the Permitted Unsecured Indebtedness which shall occur no later than November 30, 2010 provided, however, so long as the Company has commenced investor presentations (the high yield road show) prior to November 30, 2010, the required date for completion of such issuance shall instead be December 31, 2010; and

f.              The Borrower shall, at least one (1) Business Day prior to the Amendment No. 7 Effective Date, have notified the Agent of the anticipated final amount of the net proceeds of Permitted Unsecured Indebtedness to be applied to the prepayment of the RC Loans and the Term Loans in accordance with clause (g) below; and

g.             The Borrower shall have applied the net proceeds of the Permitted Unsecured Indebtedness as follows:

i.              first, to prepay the Second Lien Indebtedness in full;

ii.             second, to prepay the Term Loans on a pro rata basis between Term Loan A and Term Loan B in an aggregate amount:

(1)           not less than $75,000,000 if the Permitted Unsecured Indebtedness issued by the Borrower is $200,000,000;

(2)           not less than $ 115,000,000 if the Permitted Unsecured Indebtedness issued by the Borrower is $250,000,000; or

(3)           equal to the sum of (x) $75,000,000 plus (y) the difference between the actual amount of Permitted Unsecured Indebtedness issued by the Borrower and $200,000,000, if the amount of Permitted Unsecured Indebtedness issued by the Borrower is less than $250,000,000 but greater than $200,000,000.

iii.            finally, to prepay in part the RC Loans (but not permanently reduce the RC Commitment).

5.             MISCELLANEOUS.

a.             Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

b.             Ratification.  Except as expressly set forth herein, no amendment, modification or waiver to any Loan Document is intended hereby.  The Existing Credit Agreement and the other Loan Documents, each as amended by this Amendment, are and shall continue to be in full force and effect (other than the Intercreditor Agreement, which shall be rendered null and void as of the Amendment No. 7 Effective Date).  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment).  Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Existing Credit Agreement as amended hereby and (ii) the other Loan Documents (other than the Intercreditor Agreement, which shall be terminated as of the Amendment No. 7 Effective Date and the payment in full of the Second Lien Indebtedness).

c.             Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

d.             Governing Law.  This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

e.             References.  From and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By:	/s/ Paul I. Detwiler, III
Name:	Paul I. Detwiler, III
Title:	Executive Vice President
Chief Financial Officer and Secretary

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

MANUFACTURERS AND TRADERS
TRUST COMPANY, as Agent and Lender

By:	/s/ Stephen A. Foreman
	Name:	Stephen A. Foreman
	Title:	Regional Executive

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Acknowledged and agreed to by:

Guarantors:

MARTIN LIMESTONE, INC.
ABC PAVING CO., INC.
E.R.S.C., INC.
GATEWAY TRADE CENTER INC.
BUFFALO CRUSHED STONE INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary,
on behalf of each of the foregoing

NEW ENTERPRISE TRANSPORTATION, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

VALLEY QUARRIES, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	President and Assistant Secretary

2544 CLINTON, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President, Secretary and Treasurer

STABLER COMPANIES INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EASTERN INDUSTRIES, INC.
STABLER DEVELOPMENT COMPANY
ELCO-HAUSMAN CONSTRUCTION CORPORATION
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

PNC Bank N.A.

By:	/s/ William P. Herold
Name:	William P. Herold
Title:	Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

First Commonwealth Bank

By:	/s/ Stephen J. Orban
Name:	Stephen J. Orban
Title:	Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Sovereign Bank

By:	/s/ Zerick D. Cook
Name:	Zerick D. Cook
Title:	Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Citizens Bank of PA

By:	/s/ Benjamin Ditson
Name:	Benjamin Ditson
Title:	Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Wells Fargo Equipment Finance, Inc.

By:	/s/ Thomas Tosaly
Name:	Thomas Tosaly
Title:	Senior Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

KeyBank N.A.

By:	/s/ Richard M. Kamats
Name:	Richard M. Kamats
Title:	Senior Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Fulton Bank, N.A.

By:	/s/ James J. Dougherty
Name:	James J. Dougherty
Title:	V.P. — Relationship Mgr.

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

S&T Bank

By:	/s/ Michael J. Settimio
Name:	Michael J. Settimio
Title:	Senior Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Fifth Third Bank

By:	/s/ Joe Hynds
Name:	Joe Hynds
Title:	Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Wilmington Trust FSB

By:	/s/ Michael F. Lizzul
Name:	Michael F. Lizzul
Title:	AVP

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

FIRSTMERIT BANK, N.A.

By:	/s/ Robert G. Morian
Name:	Robert G. Morian
Title:	Senior Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Sandy Spring Bank

By:	/s/ Frieda M.A. McWilliams
Name:	Frieda M.A. McWilliams
Title:	Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

First National Bank

By:	/s/ Nick Gates
Name:	Nick Gates
Title:	AVP

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

TriState Capital Bank

By:	/s/ Paul J. Oris
Name:	Paul J. Oris
Title:	Senior Vice President

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
As Portfolio Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
As Collateral Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
As Collateral Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
As Collateral Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
As Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
As Collateral Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
As Collateral Manager

HAMLET II, LTD
By:	Octagon Credit Investors, LLC
As Portfolio Manager

Name of Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.

By:	/s/ Michael P. McGonigle
Name:	Michael P. McGonigle
Title:	Authorized Signatory

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

BLT 2009-1 LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

ANNEX A

Signature pages are required to be delivered no later than 5 p.m. (EST) on Tuesday, June 22, 2010 (or such later time as the Agent may specify in a writing posted on Intralinks) to Joshua Bernstein by fax at 215-988-2757 or by email at Joshua.bernstein@dbr.com in order for a Lender to be entitled to the fee referenced in Article 4© of the Amendment.

Five (5) originals of the signature page should be sent to Joseph Bernstein at the following address:

Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA  19103-6996
Tel:  215-988-2650